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                                                                    EXHIBIT 13.1

                            Certification Pursuant to


                             18 U.S.C. Section 1350


      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report on Form 20-F of PrimaCom AG, a stock corporation organized under the laws of the Federal Republic of Germany (the "Company"), for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge that:

1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.



Dated: April 26, 2004                         /s/ Stefan Schwenkedel
                                              ----------------------------------
                                              Stefan Schwenkedel




Dated: April 26, 2004                         /s/ Jens Kircher
                                              ----------------------------------
                                              Jens Kircher